UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) January 22, 2009
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                                   Zanett, Inc.
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              (Exact name of registrant as specified in its charter)


Delaware                             001-32589                56-438954
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY            10022
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 583-0300
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On January 22, 2009, Zanett, Inc. (the "Company"), together with its wholly-owned subsidiary, Zanett Commercial Solutions, Inc. ("ZCS"), entered into a Fifth Amendment and Modification to Loan and Security Agreement and Other Loan Documents (the "Amendment") with Bank of America, N.A., as successor-by-merger to LaSalle Bank National Association (the "Lender"). The Amendment amends certain terms of the Loan and Securities Agreement dated December 21, 2006 between the Lender and the Borrowers, as amended (the "Loan Agreement").

The Amendment increases the maximum revolving loan limit to $6 million from $5 million. The Amendment also modifies the fixed charge coverage ratio test required by the Loan Agreement. As amended, the Loan Agreement requires the Borrowers to maintain a fixed charge coverage ratio of not less than 1.25 to
1.0 for the twelve month period ended on December 31, 2008 and each twelve month period ending on the last day of each fiscal quarter thereafter. In addition, the Loan Agreement also waives the EBITDA covenant for the November 2008 calendar month and terminates the EBITDA covenant as of the date of the Amendment. Further, the Amendment raises the face amount of Borrowers' Eligible Accounts receivable from 60% to 80%.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit No. Description
10.1 Fifth Amendment and Modification to Loan and Security Agreement Other Loan Documents dated as of January 22, 2009, among Bank of America, N.A., as successor-by-merger to LaSalle Bank National Association , Zanett, Inc., Zanett Commercial Solutions, Inc.

                               SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ZANETT, INC.


Date:  January 22, 2009          By: /s/ Dennis Harkins
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                                 Dennis Harkins
                                 President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No. Description
10.1 Fifth Amendment and Modification to Loan and Security Agreement Other Loan Documents dated as of January 22, 2009, among Bank of America, N.A., as successor-by-merger to LaSalle Bank National Association, Zanett,
Inc., Zanett Commercial             Solutions, Inc.